April 27, 2001

                          DREYFUS AGGRESSIVE VALUE FUND

                                Supplement to the

                       Prospectus dated January 1, 2001

Effective June 1, 2001, the Fund's name will become "Dreyfus Premier Strategic Value Fund." On that date the fund will adopt a multiple class structure featuring various sales charge structures and ongoing fees. Shares purchased prior to June 1, 2001 will be re-designated as Class A shares. Shareholders on May 31, 2001 may purchase additional Class A shares of the fund without the imposition of a sales charge as long as they continue to hold fund shares in their account.